UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1 to
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2008

Bottomline Technologies (de), Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-25259	02-0433294
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 Corporate Drive, Portsmouth, New Hampshire	03801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 436-0700

Not Applicable.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A is filed as an amendment to the Current Report on Form 8-K filed by Bottomline Technologies (de), Inc. (the “Registrant” or the “Company”) on April 21, 2008. The amendment is being filed to include the financial information required under Item 9.01 that was previously omitted in accordance with Item 9.01(a)(4) and Item 9.01(b)(2).

Item 9.01 of such Current Report on Form 8-K is hereby amended to read as follows:

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Optio Software, Inc. as of January 31, 2007 and 2008 and for each of the three years in the period ended January 31, 2008 are filed as Exhibit 99.2 hereto and incorporated herein by reference.

 (b) Pro forma Financial Information.

The unaudited pro forma condensed combined financial information with respect to the transaction described in Item 2.01 is filed as Exhibit 99.3 hereto and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated as of March 3, 2008, by and among Bottomline Technologies (de), Inc., Olive Acquisition Corp. and Optio Software, Inc.

23.1	Consent of BDO Seidman, LLP, independent registered public accounting firm.

99.1*	Press Release dated March 3, 2008.

99.2	Audited consolidated financial statements of Optio Software, Inc. as of January 31, 2007 and 2008 and for each of the three years in the period ended January 31, 2008.

99.3	Unaudited pro forma condensed combined financial information of the Registrant.

*Previously filed as an exhibit to the Current Report on Form 8-K filed on March 3, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOTTOMLINE TECHNOLOGIES (de), INC.

Date: June 27, 2008	By:	/s/ Kevin Donovan
Kevin Donovan
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated as of March 3, 2008, by and among Bottomline Technologies (de), Inc., Olive Acquisition Corp. and Optio Software, Inc.

23.1	Consent of BDO Seidman, LLP, independent registered public accounting firm.

99.1*	Press Release dated March 3, 2008.

99.2	Audited consolidated financial statements of Optio Software, Inc. as of January 31, 2007 and 2008 and for each of the three years in the period ended January 31, 2008.

99.3	Unaudited pro forma condensed combined financial information of the Registrant.

*Previously filed as an exhibit to the Current Report on Form 8-K filed on March 3, 2008.